--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                                     New England
                                                                High Income Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
--------------------------------------------------------------------------------
                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, First Boston High Yield Index served as the benchmark for New England High Income Fund. GOING FORWARD, THE FUND'S PERFORMANCE WILL BE COMPARED AGAINST A NEW BENCHMARK -- LEHMAN HIGH YIELD COMPOSITE INDEX. While no benchmark is a perfect match for a managed fund, Lehman High Yield Composite Index better reflects the bond characteristics that may be represented in the Fund.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares of the New England High Income Fund compared to the Lehman High Yield Composite Index and the First Boston High Yield Index from 12/31/88. The data points to this chart are as follows:]

                      DECEMBER 1988 THROUGH DECEMBER 1998

                                                              LEHMAN
                                        1st BOSTON          HIGH YIELD
               NAV            MSC       HIGH YIELD          COMPOSITE

12/31/88       $10,000        $ 9,550     $10,000            $10,000
     /89       $10,331        $ 9,866     $10,039            $10,083
     /90       $ 8,965        $ 8,562     $ 9,399            $ 9,116
     /91       $12,235        $11,684     $13,510            $13,327
     /92       $14,164        $13,527     $15,761            $15,426
     /93       $16,504        $15,762     $18,742            $18,065
     /94       $15,958        $15,240     $18,560            $17,883
     /95       $17,838        $17,035     $21,787            $21,311
     /96       $20,496        $19,573     $24,493            $23,898
     /97       $23,642        $22,578     $27,587            $26,950
     /98       $23,226        $22,180     $27,747            $27,445

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
NEW ENGLAND HIGH INCOME FUND
--------------------------------------------------------------------------------

                                                             AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
   CLASS A (Inception 2/22/84)             1 YEAR        5 YEARS        10 YEARS
   Net Asset Value(1)                     -1.8%           7.1%           8.8%
   With Max. Sales Charge(2)              -6.2            6.1            8.3
----------------------------------------------------------------------------------------------------
   CLASS B (Inception 9/20/93)            1 YEAR        5 YEARS               SINCE INCEPTION
   Net Asset Value(1)                     -2.5%           6.3%                      6.8%
   With CDSC(3)                           -7.0            6.0                       6.7
----------------------------------------------------------------------------------------------------
   CLASS C (Inception 3/2/98)       SINCE INCEPTION
   Net Asset Value(1)                    -4.1%
   With CDSC(3)                          -5.0
----------------------------------------------------------------------------------------------------
                                                                         SINCE FUND'S    SINCE FUND'S
                                                                           CLASS B         CLASS C
   COMPARATIVE PERFORMANCE                1 YEAR     5 YEARS     10 YEARS  INCEPTION       INCEPTION
   Lehman High Yield Composite Index(4)    1.8%       8.7%       10.6%       9.1%          -0.5%
   First Boston High Yield Index(5)        0.6        8.2        10.7        8.7           -1.9
   Lipper High Current Yield Average(5)   -2.0        6.7         8.8        7.3           -3.4
   Morningstar High Yield Bond Average(7) -0.7        7.3         9.3        8.1           -3.3
----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All Index and Fund performance assumes reinvestment of distributions. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous subadvisers.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sale Charge (CDSC) for Class B shares performance assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C share performance assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Lehman High Yield Composite Index is an unmanaged index of fixed rate, noninvestment-grade, coupon-bearing bonds with an outstanding par value of at least $100 million. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.
(5) First Boston High Yield Index is an unmanaged index of bonds issued by U.S. corporations rated below investment-grade by Standard & Poor's Ratings Group or Moody's Investors Service. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.
(6) Lipper High Current Yield Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.
(7) Morningstar High Yield Bond Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

--------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND

--------------------------------------------------------------------------------
                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Gary L. Goodenough]
Gary L. Goodenough
Loomis Sayles &
Company, L.P.

Q. How did New England High Income Fund perform over the past 12 months?

For the 12-month period ending December 31, 1998, New England High Income Fund continued to provide shareholders with a steady stream of income. In fact, over the past year, we raised the Fund's monthly dividend distribution two times. At the end of the period, the monthly distribution for Class A shares was 7.5 cents per share. This increase marks the fourth time the Fund's monthly income has been raised since I became portfolio manager in July 1996. Of course, past performance doesn't guarantee future results. Total return for the Fund's Class A shares at net asset value was -1.8% for the 12 months ending December 31, 1998.

Q.What was the investment environment like during the period?

It was a Jekyll and Hyde environment. The first six months of 1998 provided an excellent backdrop for high-yield bonds. Economic growth was strong, stock prices rose significantly and interest rates declined. In addition, there was an abundance of new bond issuance. This oversupply kept bond prices low and yields on high-yield bonds at very attractive levels. Later in the year, however, the environment changed. In August, Russia defaulted on its foreign debt, setting off a wave of selling in riskier markets. As a result, stocks, investment-grade bonds, high-yield bonds and emerging market securities declined significantly in value. Only U.S. Treasury securities benefited in this environment. As investors embarked on a "flight-to-quality" they generally sold what they believed to be riskier holdings and sought the quality, liquidity and relative credit safety of U.S. Treasuries.

Q. How did you manage the Fund in this environment?

We continued to use proprietary research developed by Loomis Sayles analysts to focus on fixed-income securities with improving credit quality and high yields. This research-intensive process anchors all of our strategic investment decisions, including individual bond selection. Our fixed-income research goes beyond that of most major credit rating agencies to identify and anticipate changes in credit quality. Over time, as the credit quality of a bond is upgraded, we hope to earn price gains as the credit improvement is recognized by the marketplace. This strategy has worked well for the Fund since Loomis Sayles assumed management in July 1996.

In June 1998, issuance of new high-yield securities was running at an extraordinarily high pace. High-yield bond prices weakened -- and yields climbed -- as the surge in supply outstripped the growth in demand. We began to feel that there was too much exuberance in the high-yield bond market. Because of the flood in supply, we raised the Fund's cash position to 15% of assets. We planned to use this cash to take advantage of new investment opportunities as they arose. As investors sold their bond holdings later in the summer, bond prices declined, and we used the cash to purchase higher yielding bonds at relatively low prices. We also lengthened the Fund's duration to 5.4 years from 4.7 years at the beginning of the period. Duration measures a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration, the greater the potential for price appreciation when interest rates fall and, conversely, the greater the risk of price loss when interest rates rise.

Q. What investments helped the Fund the most?

Nearly all of the Fund's holdings performed well and contributed positively to performance. The impact of each individual holding on the total portfolio can be considerable, given our concentrated investment approach. In other words, each holding will tend to have greater influence on overall performance -- whether good or bad -- than a portfolio invested in a greater number of bonds.

CREDIT QUALITY COMPOSITION -- 12/31/98
--------------------------------------------------------------------------------

[graphic omitted]

                    AAA                  3.5%
                    BB                   8.8%
                    B                   80.1%
                    CCC                  6.6%
                    Other                1.0%

Quality is based on ratings provided by Standard & Poor's.

Portfolio holdings and asset allocations may change.

AVERAGE CREDIT QUALITY = B


That said, investments in two areas were particularly beneficial for the Fund: cable television and auto parts. The cable industry is large and growing, while individual cable companies have the potential to expand both their subscriber bases and the types of services they offer customers. Cable companies also tend to be cash flow generators in that they receive strong and steady cash flows from their subscribers each month. In addition, they are resistant to economic slowdowns and currently have no exposure to Russia, Asia or other world trouble spots. The Fund's cable company holdings include Lenfest Communications, Century Communications and Kabelmedia Holding, a German company. In the auto parts area, we invested in Delco Remy International, an auto parts manufacturer, as well as CSK Auto and Advance Holding Corp., two auto parts retailers. Auto parts companies are benefiting from industry consolidation, which typically results in reduced costs, greater productivity and profitability. Investor sentiment took another turn in the fourth quarter of 1998. Lower interest rates and a moderation in the global crisis began to relieve investor concerns, unleashing demand for higher yielding fixed-income investments. While bond yields remained low by historical standards, they did rise somewhat, pushing bond prices lower.

Q. What other factors affected the Fund's performance?

The Fund's performance was held back by two investments: Petroleum Heat and Power, the largest oil distributor in the Northeast, and Penn-Traffic, a northeastern supermarket chain. Petroleum Heat and Power was negatively impacted by a decline in demand for heating oil. We have eliminated the company from the portfolio because of disappointing results. We continue to hold Penn-Traffic, however, which is reorganizing its capital structure. The company also has a new management team, which we feel has the potential to turn the company around.

Q. What portion of the Fund's assets were invested overseas?

During the year, we continued to invest selectively in global markets, focusing on higher-yielding bonds that had relatively stable prices. Specifically, we selected bonds of companies that we believe to have strong balance sheets. We found many such bonds in overseas markets, for example in Canada, England, Germany and Mexico. At the end of the period, our foreign holdings accounted for 18% of the Fund's assets. Given our customary attention to price stability, we invested in U.S. dollar-denominated foreign securities to eliminate the risks associated with currency fluctuations.

Q. What is your outlook for the next few months?

We are cautiously optimistic. Looking ahead there are several positives for the high-yield market but also a degree of uncertainty. On the positive side, yields on virtually all other financial assets pale in comparison to those of high-yield bonds. As a result, investors looking for high income have few attractive investment alternatives. We believe the bonds of carefully chosen companies should perform well as long as the domestic economy continues to grow. U.S. economic growth, however, is influenced by the global economy -- and there are still unresolved issues in markets around the world. For example, we continue to be concerned about further fallout from the Asian economic and financial crises. Early in 1999, Brazil allowed its currency to be devalued. We are monitoring the situation. Such a devaluation could reverberate throughout global markets and have a negative effect on Latin America, U.S. exports and the profits of U.S. companies. We believe it will be a volatile year for high-yield bonds. But yields remain at attractive levels and may help offset some of the price volatility.

The opinions expressed are those of the portfolio manager and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. The Fund may invest in foreign and emerging market securities, which can involve special risks. Investments in lower-rated, higher-yielding bonds may involve greater credit risk. See the Fund's prospectus for more complete information.

Gary L. Goodenough
Loomis Sayles & Company, L.P.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1998

BONDS AND NOTES--87.7%

     FACE
    AMOUNT        DESCRIPTION                                                   VALUE (a)
------------------------------------------------------------------------------------------
                          AUTO PARTS--6.3%
$ 5,300,000       Advance Holding Corp., 144A, 0/12.875% 4/15/2009 (d)  ...  $  3,074,000
  4,000,000       CSK Auto, Inc., 11.000%, 11/01/2006 .....................     4,220,000
  1,500,000       Delco Remy International, Inc., 10.625%, 8/01/2006 ......     1,597,500
                                                                             ------------
                                                                                8,891,500
                                                                             ------------
                  BROADCASTING--10.8%
  7,000,000       Century Communications Corp., Zero Coupon, 1/15/2008 ....     3,535,000
  8,390,000       Fox Family Worldwide, Inc., 0/10.25% 11/01/2007 (d)  ....     5,327,650
  4,000,000       FrontierVision Holding L.P., 0/11.875% 9/15/2007 (d)  ...     3,360,000
  2,540,000       Lenfest Communications, Inc., 10.500%, 6/15/2006 ........     2,971,800
                                                                             ------------
                                                                               15,194,450
                                                                             ------------
                  ELECTRICAL EQUIPMENT--2.0%
  2,750,000       Motors & Gears, Inc., 10.750%, 11/15/2006 ...............     2,818,750
                                                                             ------------
                  ENTERTAINMENT--2.4%
  6,000,000       AMF Bowling Worldwide, Inc., 0/12.250% 3/15/2006 (d)  ...     3,450,000
                                                                             ------------
                  EQUIPMENT--2.5%
  3,500,000       United Rentals, Inc., 9.250%, 1/15/2009 .................     3,526,250
                                                                             ------------
                  FOOD -- RETAILERS/WHOLESALERS--3.6%
    846,000       Big V Supermarkets, Inc., 11.000%, 2/15/2004 ............       867,150
  4,000,000       Fleming Companies, Inc., 10.500%, 12/01/2004 ............     3,800,000
  5,500,000       Penn Traffic Co., 9.625%, 4/15/2005 .....................       412,500
                                                                             ------------
                                                                                5,079,650
                                                                             ------------
                  FOREIGN ISSUES--17.7%
  3,500,000       Algoma Steel, Inc., 12.375%, 7/15/2005 ..................     2,660,000
  3,250,000       Altos Hornos de Mexico S.A., 11.875%, 4/30/2004 .........     1,885,000
  4,500,000       Grupo Televisa S.A., 0/13.250%, 5/15/2008 (d)  ..........     3,262,500
  3,500,000       ICO Global Commerce, 15.000%, 8/01/2005 .................     2,625,000
  5,000,000       Kabelmedia Holding GMBH, 0/13.625% 8/01/2006 (d)  .......     4,100,000
  1,000,000       NTL, Inc., 7.000%, 12/15/2008 ...........................     1,080,000
  3,500,000       NTL, Inc., 11.500%, 10/01/2008 ..........................     3,753,750
  2,000,000       Republic of Korea, 8.875%, 4/15/2008 ....................     2,057,500
  6,500,000       TFM S.A., 0/11.750% 6/15/2009 (d)  ......................     3,493,750
                                                                             ------------
                                                                               24,917,500
                                                                             ------------
                  INDUSTRIALS--10.2%
  3,040,000       Continental Global Group, Inc., 11.000%, 4/01/2007 ......     2,599,200
  5,000,000       Falcon Building Products, Inc., 0/10.500%, 6/15/2007 (d).     2,950,000
  1,500,000       P&L Coal Holdings Corp., 144A, 9.625%, 5/15/2008 ........     1,526,250
  4,000,000       RBX Corp., 144A, 12.000%, 1/15/2003 .....................     3,240,000
  4,000,000       Stone Container Corp., 12.750%, 4/01/2002 ...............     4,020,000
                                                                             ------------
                                                                               14,335,450
                                                                             ------------
                  MANUFACTURING--1.0%
  1,400,000       Tekni Plex, Inc., 9.250%, 3/01/2008 .....................     1,463,000
                                                                             ------------
                  METAL--6.0%
  3,000,000       Earle M Jorgenson Co., 144A, 9.500%, 4/01/2005 ..........     2,760,000
  3,400,000       Euramax International plc, 11.250%, 10/01/2006 ..........     3,400,000
  2,500,000       Weirton Steel Corp., 11.375%, 7/01/2004 .................     2,262,500
                                                                             ------------
                                                                                8,422,500
                                                                             ------------
                  PUBLISHING--1.6%
  4,000,000       Liberty Group Publishing, Inc., 0/11.625% 2/01/2009 (d)       2,220,000
                                                                             ------------
                  RESTAURANTS--4.6%
  4,534,342       Advantica Restaurant Group, Inc., 11.250%, 1/15/2008 ....     4,534,342
  2,000,000       Dominos, Inc., 10.375%, 1/15/2009 .......................     2,010,000
                                                                             ------------
                                                                                6,544,342
                                                                             ------------
                  RETAIL--3.1%
  4,250,000       Mothers Work, Inc., 12.625%, 8/01/2005 ..................     4,356,250
                                                                             ------------
                  TELECOMMUNICATION--11.0%
  5,700,000       Intermedia Communications, Inc., 0/11.250%
                    7/15/2007 (d) .........................................     3,876,000
  5,000,000       Level 3 Communications, Inc., 144A, 9.125%, 5/01/2008 ...     4,950,000
  7,350,000       Nextel Communications, Inc., 144A, 0/9.950%
                    2/15/2008 (d) .........................................     4,391,625
  4,000,000       RCN Corp., 0/11.250% 10/15/2007 (d)  ....................     2,320,000
                                                                             ------------
                                                                               15,537,625
                                                                             ------------
                  TRANSPORTATION--2.7%
  3,350,000       Greyhound Lines, Inc., 11.500%, 4/15/2007 ...............     3,802,250
                                                                             ------------
                  UTILITIES--2.2%
  2,993,865       Panda Funding Corp., 11.625%, 8/20/2012 .................     3,158,528
                                                                             ------------
                  Total Bonds and Notes (Identified Cost $132,634,536) ....   123,718,045
                                                                             ------------

COMMON STOCK--0.0%

      SHARES
-----------------------------------------------------------------------------------------
      1,750       Ameriking, Inc. (c) .....................................        70,000
      1,237       Mothers Work, Inc. ......................................        15,462
                                                                             ------------
                          Total Common Stock (Identified Cost $81,073) ....        85,462
                                                                             ------------

PREFERRED STOCK--7.2%

      SHARES        DESCRIPTION                                                VALUE (a)
----------------------------------------------------------------------------------------
       61,171       Ameriking, Inc. 13.000%, 12/01/2008 (pay-in-kind) .....  $  1,559,861
      132,123       Anvil Holdings, Inc., 13.000%, 3/15/2009 (pay-in-kind)      1,321,230
       30,030       CSC Holdings, Inc., 11.125%, 4/01/2001 (pay-in-kind) ..     3,355,852
       44,644       Liberty Group Publishing, Inc., 14.750%, 2/01/2010 (pay-
                      in-kind) ............................................     1,127,261
       26,846       Nebco Evans Holding Co., 11.250%, 3/01/2008 (pay-in-kind)   1,342,300
       15,000       Superior National Capital Trust, 10.750%, 12/01/2017 ..     1,485,000
                                                                             ------------
                    Total Preferred Stock (Identified Cost $13,313,137) ...    10,191,504
                                                                             ------------

SHORT TERM INVESTMENT--3.3%

       FACE
      AMOUNT
-----------------------------------------------------------------------------------------
 $  4,605,000       Repurchase Agreement with State Street Bank and Trust Co.
                      dated 12/31/1998 at 4.000% to be repurchased at
                      $4,607,047 on 1/04/1999, collateralized by $3,450,000
                      U.S. Treasury Bond, at 8.125%, due 8/15/2019 valued at
                      $4,714,836 ..........................................     4,605,000
                                                                             -----------
                    Total Short Term Investment (Identified Cost $4,605,000)    4,605,000
                                                                             -----------
                    Total Investments--98.2% (Identified Cost $150,633,746)
                      (b) ..................................................  138,600,011
                    Other assets less liabilities ..........................    2,477,397
                                                                             -----------
                    Total Net Assets -- 100% .............................   $141,077,408
                                                                             ============

(a)See Note 1a of Notes to the Financial Statements.
(b)Federal Tax Information: At December 31, 1998 the net unrealized depreciation on investments based on cost for federal income tax purposes of $150,790,835 was as follows:
   Aggregate gross unrealized appreciation for all investments in
     which there is an excess value over tax cost ..................         $  3,082,730
   Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value ...............          (15,273,554)
                                                                             ------------
   Net unrealized depreciation .....................................         $(12,190,824)
                                                                             ============
   At December 31, 1998, the Fund had a capital loss carryover of
   $2,319,996 of which $1,300,610 expires on December 31, 1999 and
   $1,019,386 expires on December 31, 2004. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)Non-income producing security.
(d)Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

144A - Securities exempt from registration under Rule 144A of the Securities
       Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,941,875 or 14.1% of net assets.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Identified cost $150,633,746) ........                         $138,600,011
  Cash .......................................................                                  485
  Receivable for:
    Fund shares sold .........................................                              548,383
    Dividends and interest ...................................                            2,551,766
    Miscellaneous ............................................                               10,666
                                                                                       ------------
                                                                                        141,711,311
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................       241,152
    Dividends declared .......................................       210,885
  Accrued expenses:
    Management fees ..........................................        84,064
    Deferred trustees' fees ..................................         7,549
    Accounting and administrative ............................         3,563
    Other ....................................................        86,690
                                                                     -------
                                                                                            633,903
                                                                                       ------------
NET ASSETS ...................................................                         $141,077,408
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $155,495,002
    Undistributed net investment income ......................                               93,225
    Accumulated net realized gains (losses) ..................                           (2,477,084)
    Unrealized appreciation (depreciation) on investments ....                          (12,033,735)
                                                                                       ------------
NET ASSETS ...................................................                         $141,077,408
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($73,022,790 divided by 8,245,626 shares of beneficial
    interest) ................................................                                $8.86
                                                                                              =====
Offering price per share (100/95.50 of $8.86) ................                                $9.28*
                                                                                              =====
Net asset value and offering price of Class B shares
  ($60,322,478 divided by 6,813,034 shares of beneficial
    interest) ................................................                                $8.85**
                                                                                              =====
Net asset value and offering price of Class C shares
  ($7,732,140 divided by 873,422 shares of beneficial
    interest) ................................................                                $8.85**
                                                                                              =====
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends ................................................                           $  1,481,292
  Interest .................................................                             12,816,148
                                                                                       ------------
                                                                                         14,297,440
Expenses
    Management fees ........................................       $  899,082
    Service fees - Class A .................................          179,478
    Service and distribution fees - Class B ................          533,715
    Service and distribution fees - Class C ................           32,112
    Trustees' fees and expenses ............................           10,746
    Accounting and administrative ..........................           37,309
    Custodian ..............................................           79,179
    Transfer agent .........................................          199,143
    Audit and tax services .................................           36,600
    Legal ..................................................            6,756
    Printing ...............................................           30,599
    Registration ...........................................           41,179
    Miscellaneous ..........................................           38,332
                                                                   ----------
  Total expenses ...........................................                              2,124,230
                                                                                       ------------
  Net investment income ....................................                             12,173,210
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on:
    Investments - net ......................................                                335,405
  Unrealized appreciation (depreciation) on:
    Investments - net ......................................                            (15,898,625)
                                                                                       ------------
  Net gain (loss) on investment transactions ...............                            (15,563,220)
                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....                             $ (3,390,010)
                                                                                       ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED            YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     1997                  1998
                                                                 ------------          -----------
FROM OPERATIONS
  Net investment income ...................................      $  7,024,314          $ 12,173,210
  Net realized gain (loss) on investments .................         1,698,066               335,405
  Unrealized appreciation (depreciation) on investments ...         2,358,716           (15,898,625)
                                                                 ------------          ------------
  Increase (decrease) in net assets from operations .......        11,081,096            (3,390,010)
                                                                 ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (4,574,797)           (7,027,707)
    Class B ...............................................        (2,387,966)           (4,862,222)
    Class C ...............................................                 0              (325,721)
                                                                 ------------          -----------
                                                                   (6,962,763)          (12,215,650)
                                                                 ------------          -----------
  Increase (decrease) in net assets derived from
    capital share transactions ............................        40,263,008            51,542,773
                                                                 ------------          -----------
Total increase (decrease) in net assets ...................        44,381,341            35,937,113

NET ASSETS
  Beginning of the year ...................................        60,758,954           105,140,295
                                                                 ------------          -----------
  End of the year .........................................      $105,140,295          $141,077,408
                                                                 ============          ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the year .........................................      $     88,914          $     93,225
                                                                 ============          ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                     ------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                      1994             1995            1996            1997            1998
                                                      -----            -----           -----           -----           -----
Net Asset Value, Beginning of the Year .......       $10.06           $ 8.89          $ 8.98          $ 9.42          $ 9.94
                                                     ------           ------          ------          ------          ------
Income From Investment Operations
Net Investment Income ........................         0.88             0.88            0.84            0.87            0.92
Net Realized and Unrealized Gain (Loss) on
  Investments ................................        (1.19)            0.13            0.44            0.52           (1.08)
                                                     ------           ------          ------          ------          ------
Total From Investment Operations .............        (0.31)            1.01            1.28            1.39           (0.16)
                                                     ------           ------          ------          ------          ------
Less Distributions
Distributions From Net Investment Income .....        (0.86)           (0.88)          (0.83)          (0.87)          (0.92)
Distributions in Excess of Net Investment
  Income .....................................         0.00            (0.04)          (0.01)           0.00            0.00
                                                     ------           ------          ------          ------          ------
Total Distributions ..........................        (0.86)           (0.92)          (0.84)          (0.87)          (0.92)
                                                     ------           ------          ------          ------          ------
Net Asset Value, End of the Year .............       $ 8.89           $ 8.98          $ 9.42          $ 9.94          $ 8.86
                                                     ======           ======          ======          ======          ======
Total Return (%) (b) .........................         (3.3)            11.8            14.9            15.4            (1.8)
Ratio of Operating Expenses to Average Net
  Assets (%) (a) .............................         1.60             1.60            1.53            1.36            1.32
Ratio of Net Investment Income to Average Net
  Assets (%) .................................         9.18             9.71            9.32            9.03            9.81
Portfolio Turnover Rate (%) ..................           33               30             134              99              75
Net Assets, End of the Year (000) ............      $33,673          $39,148         $42,992         $62,739         $73,023

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P.
Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.
(a) The ratio of operating expenses to average
    net assets without giving effect to
    voluntary expense limitations described in
    Note 4 to the Financial Statements would
    have been (%) ............................         1.83             1.72            1.69              --              --
(b) A sales charge is not reflected in total return calculations.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                                                                      CLASS C
                                                                    CLASS B                                         -----------
                                  --------------------------------------------------------------------------------    MARCH 2(a)
                                                              YEAR ENDED DECEMBER 31,                                  THROUGH
                                  --------------------------------------------------------------------------------   DECEMBER 31,
                                    1994             1995             1996             1997             1998            1998
                                  ---------        ---------        ---------        ---------        ---------       --------
Net Asset Value, Beginning of
  the Period ..................     $10.06           $ 8.88           $ 8.98           $ 9.42           $ 9.93          $ 9.96
                                    ------           ------           ------           ------           ------          ------
Income From Investment
  Operations
Net Investment Income .........       0.79             0.83             0.79             0.80             0.85            0.69
Net Realized and Unrealized
  Gain (Loss) on Investments ..      (1.18)            0.13             0.42             0.51            (1.08)          (1.08)
                                    ------           ------           ------           ------           ------          ------
Total From Investment
  Operations ..................      (0.39)            0.96             1.21             1.31            (0.23)          (0.39)
                                    ------           ------           ------           ------           ------          ------
Less Distributions
Distributions From Net
  Investment Income ...........      (0.78)           (0.81)           (0.76)           (0.80)           (0.85)          (0.72)
Distributions in Excess of Net
  Investment Income ...........      (0.01)           (0.05)           (0.01)            0.00             0.00            0.00
                                    ------           ------           ------           ------           ------          ------
Total Distributions ...........      (0.79)           (0.86)           (0.77)           (0.80)           (0.85)          (0.72)
                                    ------           ------           ------           ------           ------          ------
Net Asset Value, End of Period      $ 8.88           $ 8.98           $ 9.42           $ 9.93           $ 8.85          $ 8.85
                                    ======           ======           ======           ======           ======          ======
Total Return (%) (c) ..........       (4.0)            11.2             14.1             14.4             (2.5)           (4.1)
Ratio of Operating Expenses to
  Average Net Assets (%) (b) ..       2.25             2.25             2.19             2.11             2.07            2.07(d)
Ratio of Net Investment Income
  to Average Net Assets (%) ...       8.53             8.96             8.33             8.28             9.06            9.06(d)
Portfolio Turnover Rate (%) ...         33               30              134               99               75              75
Net Assets, End of Period (000)     $5,233          $10,625          $17,767          $42,401          $60,322          $7,732

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P.
Effective July 1, 1996 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.
(a) Commencement of operations.
(b) The ratios of operating
    expenses to average net
    assets without giving
    effect to voluntary expense
    limitations described in
    Note 4 to the Financial
    Statements would have been (%)    2.48             2.37             2.35               --               --              --
(c) A contingent  deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class C shares on March 2, 1998. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to the expiration of capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $133,806,246 and $87,862,345, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis, Sayles & Company L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million of the Fund's average daily net assets.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreements in effect during the year ended December 31, 1998 are as follows:

     FEES EARNED
     -----------
     $449,541                    NEFM
     $449,541                    Loomis Sayles

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $37,309 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $179,478 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $133,429 and $8,028 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $400,286 and $24,084 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $702,760.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $128,571 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $2,706 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $791
     Meeting Fee                                            152/meeting
     Annual Committee Member Retainer                       119
     Annual Committee Chairman Retainer                      79

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective July 1, 1996 NEFM and Loomis Sayles voluntarily agreed to reduce management fees to limit expenses to 1.40% of the Fund's Class A average daily net assets and 2.15% of the Fund's Class B and Class C average daily net assets. Fund expenses did not exceed the voluntary limit for the year ended December 31, 1998.

5. CONCENTRATION OF CREDIT; LOWER RATED SECURITIES. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

6. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes. Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                           ------------------------------     --------------------------
CLASS A                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      --------          -------           ------          --------
Shares sold ..........................       2,709,896       $26,327,240        4,316,954       $41,369,578
Shares issued in connection with
 the reinvestment of:
  Distributions from net investment
  income .............................         319,480         3,105,107          489,352         4,590,373
                                            ----------       -----------       ----------       -----------
                                             3,029,376        29,432,347        4,806,306        45,959,951
Shares repurchased ...................      (1,278,693)      (12,385,135)      (2,875,199)      (27,066,913)
                                            ----------       -----------       ----------       -----------
Net increase .........................       1,750,683       $17,047,212        1,931,107       $18,893,038
                                            ----------       -----------       ----------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                           ------------------------------     --------------------------
CLASS B                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      --------          -------           ------          --------
Shares sold ..........................       2,686,351       $26,155,636        3,594,978       $34,287,485
Shares issued in connection with the
 reinvestment of:
  Distributions from net investment
  income .............................          99,615           971,640          220,663         2,062,737
                                            ----------       -----------       ----------       -----------
                                             2,785,966        27,127,276        3,815,641        36,350,222
Shares repurchased ...................        (403,524)       (3,911,480)      (1,271,423)      (11,923,785)
                                            ----------       -----------       ----------       -----------
Net increase .........................       2,382,442       $23,215,796        2,544,218       $24,426,437
                                            ----------       -----------       ----------       -----------

                                                                                    FOR THE PERIOD
                                                                                   MARCH 2, 1998(a)
                                                   YEAR ENDED                           THROUGH
                                               DECEMBER 31, 1997                  DECEMBER 31, 1998
                                           ------------------------------     --------------------------
CLASS C                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      --------          -------           ------          --------
Shares sold ..........................               0       $         0          950,221       $ 8,920,617
Shares issued in connection with the
 reinvestment of:
  Distributions from net investment
  income .............................               0                 0           20,306           184,670
                                            ----------       -----------       ----------       -----------
                                                     0                 0          970,527         9,105,287
Shares repurchased ...................               0                 0          (97,105)         (881,989)
                                            ----------       -----------       ----------       -----------
Net increase .........................               0                 0          873,422         8,223,298
                                            ----------       -----------       ----------       -----------
Increase derived from capital shares
  transactions .......................       4,133,125       $40,263,008        5,348,747       $51,542,773
                                             =========       ===========        =========       ===========

(a) Commencement of operations.

7. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England High Income Fund (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      NEW ENGLAND MUNICIPAL INCOME FUND

                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.




                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
       As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
   The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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                                                                 Brockton, MA
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